UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

          Date of Report (Date of earliest reported): January 26, 2005

                             THOMAS EQUIPMENT, INC.
               (Exact name of registrant as specified in charter)

        Delaware                       333-44586                 58-3565680
        --------                      -----------            ------------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)

                 1818 North Farwell Avenue, Milwaukee, WI 53202
                 ---------------------------------------- ------
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 224-8812

                                   Copies to:
                             Gregory Sichenzia, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700

                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement;
Item 2.03 Creation of a Direct Financial Obligation; and
Item 3.02 Unregistered Sales of Equity Securities.

Laurus

      On November 9, 2004, Thomas Equipment, Inc. (the "Company"), entered into agreements with Laurus Master Funds, Ltd, a Cayman Islands corporation ("Laurus"), pursuant to which the Company sold convertible debt, an option and a warrant to purchase common stock of the Company to Laurus in a private offering pursuant to exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. Among other matters, the Company issued Laurus a secured revolving note with a principal amount not to exceed $16,000,000. On January 26, 2005, the Company and Laurus amended certain terms of the original agreements to increase the maximum principal amount of the secured revolving note to $20,000,000. In addition, the Company issued Laurus a common stock purchase warrant exercisable to purchase 400,000 shares of Thomas common stock for a period of seven years at a price of $2.25 per share.

Redwood

      In connection with consulting services provided to the Company by Redwood Consultants, LLC ("Redwood"), on January 31, 2005, the Company issued warrants to purchase an aggregate of 250,000 shares of the Company's common stock to Redwood and its assignees, exercisable at $4.00 per share.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of businesses acquired.

      Not applicable.

(b)   Pro forma financial information.

      Not applicable.

(c)   Exhibits

Exhibit
Number                             Description
-------  -----------------------------------------------------------------------

4.1 Amendment No. 1 to Security and Purchase Agreement, dated as of November 9, 2004, by and among Laurus Master Fund, Ltd., Thomas Equipment, Inc. and Thomas Ventures, Inc.

4.2 Amended and Restated Secured Revolving Note issued to Laurus Master Fund, Ltd., dated January 26, 2005.

4.3 Common Stock Purchase Warrant issued to Laurus Master Fund, Ltd., dated January 26, 2005.

4.4 Reaffirmation and Ratification Agreement, dated as of January 26, 2005, by Thomas Equipment, Inc., Thomas Ventures, Inc. and Thomas Equipment 2004, Inc. in favor of Laurus Master Fund, Ltd.

4.5      Form of Redwood Warrant.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        THOMAS EQUIPMENT, INC.


Date:  January 31, 2005                 /s/ CLIFFORD RHEE
                                        ----------------------------------------
                                        Clifford Rhee,
                                        President


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